Exhibit 24


                                POWER OF ATTORNEY
                For Registration Statement of Vail Resorts, Inc.



     KNOW BY THESE PRESENTS, That each of the undersigned directors and officers of , a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), a new S-8 Registration Statement and one or more post-effective amendments ("Registration Documents") to register under said Act an additional 2,500,000 shares of the Common Stock of the Company to be used in connection with the Company's 1999 Long Term Incentive and Share Award Plan, hereby constitutes and appoints Martha D. Rehm, his true and lawful attorney-in-fact and agent, with full power to act as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to sign the Registration Documents and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hand this 9th day of March, 2000.



           SIGNATURES                                TITLE
           ----------                                -----


        /s/ADAM M. ARON                   Chairman of the Board and
--------------------------------          Chief Executive Officer
          Adam M. Aron                    (Principal Chief Executive Officer)


                                          Director
--------------------------------
          Frank Biondi


        /s/LEON D. BLACK                  Director
--------------------------------
         Leon D. Black

                                          Director
--------------------------------
         Craig M. Cogut


       /s/ANDREW P. DALY                  Director
--------------------------------
         Andrew P. Daly

                                          Director
--------------------------------
       Stephen C. Hilbert


       /s/ROBERT A. KATZ                  Director
--------------------------------
         Robert A. Katz


        /s/THOMAS H. LEE                  Director
--------------------------------
         Thomas H. Lee


       /s/WILLIAM L. MACK                 Director
--------------------------------
        William L. Mack


    /s/JOSEPH R. MICHELETTO               Director
--------------------------------
      Joseph R. Micheletto

                                          Director
--------------------------------
       Antony P. Ressler

           SIGNATURES                                TITLE
           ----------                                -----



        /s/MARC J. ROWAN                  Director
--------------------------------
         Marc J. Rowan

                                          Director
--------------------------------
        John J. Ryan III


        /s/JOHN F. SORTE                  Director
--------------------------------
         John F. Sorte


      /s/BRUCE H. SPECTOR                 Director
--------------------------------
        Bruce H. Spector

                                          Director
--------------------------------
       William P. Stiritz

                                          Director
--------------------------------
         James S. Tisch


      /s/JAMES P. DONOHUE                 Senior Vice President and
--------------------------------          Chief Financial Officer
        James P. Donohue                  (Principal Financial and
                                          Accounting Officer)